SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2003

Interactive Intelligence, Inc.

(Exact name of registrant as specified in its charter)

Indiana	000-27385	35-1933097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8909 Purdue Road Suite 300 Indianapolis, IN 46268
(Address of Principal Executive Offices)

317-872-3000
(Registrant’s telephone number, including area code)

Item 5.    Other Events.

See the registrant’s press release attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Intelligence, Inc.
(Registrant)

Date: February 13, 2003	By:	/s/ Keith A. Midkiff
Keith A. Midkiff
Chief Financial Officer, Secretary Treasurer

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press release dated February 12, 2003